Financial risk management (Details 4) - ARS ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Risk Management
Total liabilities	$ 354,465	$ 319,718
Less: Cash and cash equivalents and Financial assets at fair value through profit or loss	(30,331)	(36,276)
Net debt	324,134	283,442
Total Equity	125,666	143,550	$ 184,862	$ 236,655
Total capital attributable to owners	$ 449,800	$ 426,992
Gearing ratio	72.06%	66.38%